Janus Henderson Overseas Fund

Schedule of Investments (unaudited)

June 30, 2022

Shares or Principal Amounts		Value
Common Stocks– 95.9%
Aerospace & Defense – 2.6%
Airbus SE	476,220	$46,131,037
Banks – 10.8%
BNP Paribas SA	1,409,403	66,993,825
China Construction Bank Corp	63,406,000	42,585,275
Erste Group Bank AG	1,355,315	34,366,419
Permanent TSB Group Holdings PLC*	7,893,218	10,958,438
Royal Bank of Scotland Group PLC	12,432,686	33,032,574
		187,936,531
Beverages – 7.0%
Diageo PLC	1,489,758	64,014,102
Heineken NV	647,087	58,987,583
		123,001,685
Biotechnology – 0.8%
Ascendis Pharma A/S (ADR)*	150,891	14,026,827
Electronic Equipment, Instruments & Components – 3.8%
Hexagon AB - Class B	2,228,378	23,157,329
Keyence Corp	126,700	43,316,718
		66,474,047
Entertainment – 4.7%
Liberty Media Corp-Liberty Formula One*	656,039	41,638,795
Nintendo Co Ltd	82,300	35,599,027
Sea Ltd (ADR)*	63,960	4,276,366
		81,514,188
Hotels, Restaurants & Leisure – 5.5%
Entain PLC*	3,188,018	48,307,418
Yum China Holdings Inc	987,750	48,187,839
		96,495,257
Insurance – 10.4%
AIA Group Ltd	5,273,400	57,158,855
Beazley PLC	5,614,347	34,097,576
NN Group NV	1,370,068	62,217,091
Prudential PLC	2,361,029	29,195,690
		182,669,212
Interactive Media & Services – 0.9%
NAVER Corp	85,641	15,833,788
Internet & Direct Marketing Retail – 3.8%
JD.Com Inc - Class A	2,071,711	66,745,921
Machinery – 2.0%
Alstom SA#	1,563,160	35,361,831
Metals & Mining – 5.9%
Freeport-McMoRan Inc	684,761	20,036,107
Hindustan Zinc Ltd	8,149,485	25,733,043
Teck Resources Ltd	1,871,740	57,242,958
		103,012,108
Oil, Gas & Consumable Fuels – 5.6%
Canadian Natural Resources Ltd#	1,055,600	56,664,608
Total SE	769,710	40,623,539
		97,288,147
Personal Products – 1.6%
Unilever PLC	618,950	28,031,023
Pharmaceuticals – 11.3%
AstraZeneca PLC	707,730	93,028,297
Novartis AG	501,023	42,438,669
Sanofi	523,299	52,824,478
Takeda Pharmaceutical Co Ltd	349,076	9,824,356
		198,115,800
Road & Rail – 2.8%
Central Japan Railway Co	225,300	25,999,348
Full Truck Alliance Co (ADR)*	2,557,584	23,171,711
		49,171,059
Semiconductor & Semiconductor Equipment – 6.9%
ASML Holding NV	87,048	41,577,601
SK Hynix Inc	247,179	17,327,855
Taiwan Semiconductor Manufacturing Co Ltd	3,854,000	61,701,332
		120,606,788
Specialty Retail – 1.1%
Industria de Diseno Textil SA	863,696	19,538,545

Shares or Principal Amounts		Value
Common Stocks– (continued)
Textiles, Apparel & Luxury Goods – 4.1%
LVMH Moet Hennessy Louis Vuitton SE	53,936	$32,874,297
Samsonite International SA (144A)*	19,325,100	38,469,918
		71,344,215
Trading Companies & Distributors – 4.3%
Ferguson PLC	667,487	74,642,729
Total Common Stocks (cost $1,621,563,644)		1,677,940,738
Investment Companies– 5.0%
Money Markets – 5.0%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº,£((cost $87,377,755)	87,371,282	87,380,019
Investments Purchased with Cash Collateral from Securities Lending– 1.9%
Investment Companies – 1.5%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº,£	26,546,780	26,546,780
Time Deposits – 0.4%
Royal Bank of Canada, 1.5600%, 7/1/22	$6,636,695	6,636,695
Total Investments Purchased with Cash Collateral from Securities Lending (cost $33,183,475)		33,183,475
Total Investments (total cost $1,742,124,874) – 102.8%		1,798,504,232
Liabilities, net of Cash, Receivables and Other Assets – (2.8)%		(48,384,901)
Net Assets – 100%		$1,750,119,331

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United Kingdom	$329,706,680	18.3%
France	274,809,007	15.3
United States	256,881,125	14.3
China	180,690,746	10.0
Netherlands	162,782,275	9.1
Japan	114,739,449	6.4
Canada	113,907,566	6.3
Hong Kong	95,628,773	5.3
Taiwan	65,977,698	3.7
Switzerland	42,438,669	2.4
Austria	34,366,419	1.9
South Korea	33,161,643	1.8
India	25,733,043	1.4
Sweden	23,157,329	1.3
Spain	19,538,545	1.1
Denmark	14,026,827	0.8
Ireland	10,958,438	0.6

Total	$1,798,504,232	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 6/30/22
Investment Companies - 5.0%
Money Markets - 5.0%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	$178,884	$(3,909)	$1,999	$87,380,019
Investments Purchased with Cash Collateral from Securities Lending - 1.5%
Investment Companies - 1.5%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	290,320∆	-	-	26,546,780
Total Affiliated Investments - 6.5%	$469,204	$(3,909)	$1,999	$113,926,799

	Value at 9/30/21	Purchases	Sales Proceeds	Value at 6/30/22
Investment Companies - 5.0%
Money Markets - 5.0%
Janus Henderson Cash Liquidity Fund LLC, 1.3877%ºº	74,344,941	319,442,187	(306,405,199)	87,380,019
Investments Purchased with Cash Collateral from Securities Lending - 1.5%
Investment Companies - 1.5%
Janus Henderson Cash Collateral Fund LLC, 1.3810%ºº	-	180,107,774	(153,560,994)	26,546,780

Notes to Schedule of Investments (unaudited)

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended June 30, 2022 is $38,469,918, which represents 2.2% of net assets.

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of June 30, 2022.

#	Loaned security; a portion of the security is on loan at June 30, 2022.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of June 30, 2022.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$1,677,940,738	$-	$-
Investment Companies	-	87,380,019	-
Investments Purchased with Cash Collateral from Securities Lending	-	33,183,475	-
Total Assets	$1,677,940,738	$120,563,494	$-

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of June 30, 2022 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

125-35-70247 08-22